UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

August 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2007. The net asset value at that date was $19.27 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $18.35. The total return, including income, for Cohen & Steers Closed-End Opportunity Fund and the comparative benchmarks were:

Six Months Ended June 30, 2007
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	–6.78%
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value[a]	2.04%
S&P 500 Index[b]	6.96%
Lehman Brothers Aggregate Bond Index[b]	0.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Three monthly dividends of $0.1175 per common share were declared and will be paid to common shareholders on July 31, 2007, August 31, 2007 and September 28, 2007.c

Investment Review

Closed-end funds turned in a positive performance for the quarter and year to date, despite ongoing volatility in global equity markets amid threats of inflation and interest rate increases. In the 27 sectors that we evaluate, average market-price total returns of 0.14% trailed NAV total returns (+2.22%) in the second quarter. For the year to date, market-price total returns were 1.64%, compared with NAV total returns of 4.66%.

The U.S. economy proved resilient, with better-than-expected growth, stable and low levels of unemployment and relatively benign inflation. When the Federal Reserve signaled that previously anticipated interest-rate cuts were a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. government, corporate and mortgage-backed securities with maturities of at least one year.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

unlikely in 2007, the 10-year Treasury yield hit a five-year high (closing at 5.03% at quarter end), and investors quickly moved to adjust pricing to reflect higher yields—all of which contributed to market volatility.

New supply put pressure on secondary market

At $11.8 billion, second-quarter closed-end fund issuance neared that of the record-breaking first quarter ($12.6 billion). The $24.4 billion raised so far this year is more than double last year's total, and is on track to overtake the $29 billion full year peak set in 2003. Competition from high-yielding new issue supply turned up pricing pressure in the secondary market and contributed to the underperformance of market-price total returns compared with NAV returns.

Investor activism and closed-end coverage edged up

As we anticipated, distribution rates rose in the second quarter as investor activists persuaded a number of closed-end funds selling at discounts to increase distribution payments to shareholders. This trend should serve as a catalyst for investment opportunities in closed-end funds' still-inefficient secondary market. We also saw more published research reports by sell-side analysts this quarter—a reasonable indication of interest in the sector. Over time, we believe these two factors will drive greater efficiency and transparency in the closed-end fund market.

Fund underperformed the S&P 500, outperformed the Lehman Aggregate Bond Index

Overall, the fund's 2.0% total return on NAV outperformed the 1.6% total return of the market-cap-weighted average of the 27 closed-end fund sectors we monitor. Year to date, the fund lagged the S&P 500 Index (7.0%) while it outperformed the Lehman Brothers Aggregate Bond Index (1.0%). The fund also trailed an equal-weighted hybrid index of the S&P 500 and Lehman Aggregate for both the second quarter and the six-month period ended June 30, 2007.

The fund's returns were aided by an underweight in preferred securities and stock selection in covered calls that was somewhat offset by our overweight in that sector. Stock selection also drove positive returns in the utility, convertibles and equity non-dividend sectors. Our overweight in real estate was the single largest detractor from performance, somewhat moderated by favorable stock selection. Despite rising dividends, an overweight in tax-advantaged dividends and an underweight in total return hindered performance, as did our underweight in senior loan closed-end funds.

Investment Outlook

While we believe that closed-end funds are valued to offer the potential for attractive returns going forward, the changing consensus on interest rates does pose a risk to performance. While stable-to-falling rates will benefit closed-end funds, rising rates would likely hinder performance across most market sectors.

We expect the flow of new issues to continue, which is likely to keep the pressure on market price total returns. In our view, the competition offered by the primary market is likely to create short-term opportunities in the secondary markets. In particular, broken IPOs—those that sink below their offering prices and NAVs—should continue to present investment opportunities. A number of funds issued originally at 7.5–9% current yields are now

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

selling at meaningful discounts and offer current returns of 8–9.5%. We continue to find value in the high current yield and discounts to NAV offered by select equity-dividend, covered-call and tax-advantaged-dividend funds. Also, we see opportunity in a number of funds that made meaningful changes in their distribution policy this year, but have not seen commensurate market price performance.

Finally, the growth in NAV, distribution increases and discounts on certain master limited partnerships (MLPs) and utility closed-end funds present an attractive combination of features at current prices. We believe there are significant values to be found in the secondary market as the market digests new issue activity, and plan to take advantage of select opportunities as they arise.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

DOUGLAS R. BOND	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

JUNE 30, 2007

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Calamos Strategic Total Return Fund	$19,703,799	3.8%
Eaton Vance Tax-Managed Global Buy Right Opportunities Fund	18,631,659	3.6
Eaton Vance Tax-Managed Diversified Equity Income Fund	17,938,052	3.4
Advent Claymore Convertible Securities and Income Fund	17,276,459	3.3
Eaton Vance Enhanced Equity Income Fund II	17,058,049	3.3
ING Clarion Global Real Estate Income Fund	16,163,916	3.1
John Hancock Tax-Advantaged Dividend Income Fund	14,315,968	2.7
NFJ Dividend Interest & Premium Strategy Fund	12,892,970	2.5
Eaton Vance Tax-Advantaged Dividend Income Fund	12,576,474	2.4
Gabelli Dividend & Income Trust	12,126,331	2.3

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	97.1%
CONVERTIBLE	4.6%
Advent Claymore Convertible Securities and Income Fund		625,279	$17,276,459
Calamos Convertible and High Income Fund		30,000	487,800
Nicholas-Applegate Convertible & Income Fund II		168,904	2,596,054
Nicholas-Applegate Equity & Convertible Income Fund		155,000	3,782,000
			24,142,313
COVERED CALL	21.8%
Advent Claymore Enhanced Growth & Income Fund		225,749	4,336,638
BlackRock Global Equity Income Trust		25,085	489,659
Dow 30 Enhanced Premium and Income Fund		3,200	61,472
Dow 30 Premium & Dividend Income Fund		23,000	483,000
Eaton Vance Enhanced Equity Income Fund		209,283	4,294,487
Eaton Vance Enhanced Equity Income Fund II		830,884	17,058,049
Eaton Vance Tax-Managed Buy-Write Income Fund		236,790	4,830,516
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		598,962	11,703,718
Eaton Vance Tax-Managed Global Buy Right Opportunities Fund		959,900	18,631,659
ING Global Advantage and Premium Opportunity Fund		346,600	7,767,306
ING Global Equity Dividend and Premium Opportunity Fund		170,551	3,552,577
ING Risk Managed Natural Resources Fund		346,200	6,650,502
Madison/Claymore Covered Call Fund		163,489	2,408,193
Nasdaq Premium Income & Growth Fund		315,354	6,070,565
NFJ Dividend Interest & Premium Strategy Fund		509,000	12,892,970
Nicholas-Applegate International & Premium Strategy Fund		100,000	2,835,000
Nuveen Equity Premium and Growth Fund		93,700	1,789,670
Nuveen Equity Premium Income Fund		234,460	4,283,584
Old Mutual Claymore Long-Short Fund		149,700	2,833,821
Pimco Global StocksPLUS & Income Fund		38,800	1,036,736
			114,010,122

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
EMERGING MARKETS	0.3%
Morgan Stanley Emerging Markets Fund		29,800	$810,560
Templeton Emerging Markets Investment Trust PLC (United Kingdom)		121,800	900,079
			1,710,639
ENERGY	4.4%
BlackRock Global Energy and Resources Trust		319,700	9,786,017
BlackRock Real Asset Equity Trust		327,100	5,266,310
Kayne Anderson Energy Total Return Fund		269,332	7,797,162
			22,849,489
EQUITY DIVIDEND	6.6%
Alpine Global Dynamic Dividend Fund		252,203	6,115,923
Alpine Total Dynamic Dividend Fund		447,075	9,272,335
BlackRock Dividend Achievers Trust		195,278	2,870,587
BlackRock Strategic Dividend Achievers Trust		256,400	3,730,620
Evergreen Global Dividend Opportunity Fund		405,739	8,216,215
Gabelli Global Deal Fund		24,700	456,950
Neuberger Berman Dividend Advantage Fund		165,700	3,744,820
			34,407,450
EQUITY NON-DIVIDEND	1.0%
DWS Global Commodities Stock Fund		279,001	5,192,209
FINANCIAL	1.9%
John Hancock Bank and Thrift Opportunity Fund		1,123,760	10,192,503
HEALTHCARE	1.6%
BlackRock Health Sciences Trust		183,900	4,888,062
Finsbury Worldwide Pharmaceutical (United Kingdom)		141,300	1,378,999
H&Q Life Sciences Investors		140,000	1,895,600
			8,162,661

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
HIGH YIELD	4.8%
BlackRock Corporate High Yield Fund		305,600	$2,524,256
BlackRock Corporate High Yield Fund V		114,600	1,550,538
BlackRock Corporate High Yield Fund VI		327,100	4,406,037
Highland Distressed Opportunities		160,000	2,280,000
Neuberger Berman Income Opportunity Fund		207,700	3,260,890
PIMCO Corporate Opportunity Fund		35,455	535,725
Western Asset High Income Fund II		375,174	4,100,652
Western Asset High Income Opportunities Fund		340,100	2,275,269
Western Asset Managed High Income Fund		664,287	4,371,008
			25,304,375
LIMITED DURATION	0.1%
BlackRock Limited Duration Income Trust		18,954	360,695
Eaton Vance Limited Duration Income Fund		1,157	20,675
			381,370
MASTER LIMITED PARTNERSHIP	2.7%
Energy Income and Growth Fund		119,100	3,322,890
Fiduciary/Claymore MLP Opportunity Fund		154,700	3,768,492
Kayne Anderson MLP Investment Company		205,600	6,827,976
			13,919,358
PREFERRED	1.7%
BlackRock Preferred and Equity Advantage Trust		397,118	8,764,394
REAL ESTATE	13.1%
Dividend Capital Realty Income Allocation Fund		395,712	5,718,038
DWS RREEF Real Estate Fund		225,547	5,345,464
DWS RREEF Real Estate Fund II		450,900	8,161,290
ING Clarion Global Real Estate Income Fund		834,913	16,163,916
ING Clarion Real Estate Income Fund		252,700	4,055,835
LMP Real Estate Income Fund		315,534	6,802,913
Neuberger Berman Real Estate Securities Income Fund		477,847	8,218,969
Neuberger Berman Realty Income Fund		253,086	5,691,904
Nuveen Real Estate Income Fund		352,500	8,477,625
			68,635,954

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
TAX ADVANTAGED DIVIDEND	16.5%
Dreman/Claymore Dividend & Income Fund		210,900	$4,530,132
Eaton Vance Tax-Advantaged Dividend Income Fund		426,900	12,576,474
Eaton Vance Tax-Advantaged Global Dividend Income Fund		427,000	11,819,360
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		69,500	2,363,000
Eaton Vance Tax-Managed Diversified Equity Income Fund		918,017	17,938,052
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		395,462	7,711,509
Gabelli Dividend & Income Trust		542,808	12,126,331
John Hancock Tax-Advantaged Dividend Income Fund		733,400	14,315,968
Nuveen Tax-Advantaged Total Return Strategy Fund		75,500	2,001,505
TS&W/Claymore Tax-Advantaged Balanced Fund		78,100	1,176,967
			86,559,298
TOTAL RETURN	14.5%
BlackRock Capital and Income Strategies Fund		191,200	4,221,696
Calamos Global Total Return Fund		65,000	1,170,000
Calamos Strategic Total Return Fund		1,302,300	19,703,799
City of London Investment Trust PLC (United Kingdom)		224,200	1,359,653
Clough Global Allocation Fund		99,600	2,098,572
Clough Global Equity Fund		171,900	3,534,264
Clough Global Opportunities Fund		669,000	11,961,720
Liberty-All Star Equity Fund		432,186	3,881,030
LMP Capital and Income Fund		536,259	10,971,859
Nuveen Diversified Dividend and Income Fund		334,200	6,179,358
Nuveen Global Value Opportunities Fund		130,100	2,523,940
Source Capital		10,000	688,500
SunAmerica Focused Alpha Growth Fund		372,500	7,096,125
TCW Strategic Income Fund		173,400	834,054
			76,224,570

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2007 (Unaudited)

		Number of Shares	Value
UTILITY	1.5%
Evergreen Utilities and High Income Fund		46,726	$1,267,675
Macquarie Global Infrastructure Total Return Fund		59,000	1,895,670
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund		60,500	1,690,370
Reaves Utility Income Trust		119,000	2,994,040
			7,847,755
TOTAL CLOSED-END FUNDS (Identified cost—$512,995,047)			508,304,460
COMMON STOCK	1.3%
REAL ESTATE—MORTGAGE
Annaly Capital Management (Identified cost—$6,376,162)		470,000	6,777,400
		Principal Amount
COMMERCIAL PAPER	2.2%
San Paolo U.S. Finance Co., 4.15%, due 7/2/07 (Identified cost—$11,569,666)		$11,571,000	11,569,666
TOTAL INVESTMENTS (Identified cost—$530,940,875)	100.6%		526,651,526
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.6)%		(2,985,581)
NET ASSETS (Equivalent to $19.27 per share based on 27,177,653 shares of common stock outstanding)	100.0%		$523,665,945

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$530,940,875)	$526,651,526
Dividends receivable	1,533,548
Receivable for investment securities sold	573,182
Total Assets	528,758,256
LIABILITIES:
Payable for investment securities purchased	3,517,402
Payable for dividends declared	1,090,933
Payable for investment management fees	421,214
Due to custodian	27,830
Payable for directors' fees	14,017
Other liabilities	20,915
Total Liabilities	5,092,311
NET ASSETS applicable to 27,177,653 shares of $0.001 par value common stock outstanding	$523,665,945
NET ASSETS consist of:
Paid-in-capital	$525,963,431
Dividends in excess of net investment income	(4,118,095)
Accumulated undistributed net realized gain	6,109,808
Net unrealized depreciation	(4,289,199)
$523,665,945
NET ASSET VALUE PER COMMON SHARE:
($523,665,945 ÷ 27,177,653 shares outstanding)	$19.27
MARKET PRICE PER COMMON SHARE	$18.35
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(4.77)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividend income	$16,340,765
Interest income	1,162,041
Total Income	17,502,806
Expenses:
Investment management fees	2,496,660
Directors' fees and expenses	38,956
Registration and filing fees	16,306
Miscellaneous	979
Total Expenses	2,552,901
Reduction of Expenses	(56,241)
Net Expenses	2,496,660
Net Investment Income	15,006,146
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	3,727,398
Capital gain distributions received	973,756
Foreign currency transactions	(1,688)
Net realized gain	4,699,466
Net change in unrealized appreciation on:
Investments	(8,481,284)
Foreign currency translations	150
Net change in unrealized appreciation	(8,481,134)
Net realized and unrealized loss on investments	(3,781,668)
Net Increase in Net Assets Resulting from Operations	$11,224,478

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2007	For the Period November 24, 2006[a] through December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$15,006,146	$3,522,236
Net realized gain	4,699,466	2,086,212
Net change in unrealized appreciation	(8,481,134)	4,191,935
Net increase in net assets resulting from operations	11,224,478	9,800,383
Dividends and Distributions to Shareholders from:
Net investment income	(19,124,241)	(3,958,430)
Net realized gain on investments	—	(239,676)
Total dividends and distributions to shareholders	(19,124,241)	(4,198,106)
Capital Stock Transactions:
Increase in net assets from common share transactions	24,617,119	498,520,000
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	2,483,886	240,576
Increase in net assets from fund share transactions	27,101,005	498,760,576
Total increase in net assets	19,201,242	504,362,853
Net Assets:
Beginning of period	504,464,703	101,850
End of period[b]	$523,665,945	$504,464,703

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $4,118,095 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2007	For the Period November 24, 2006[a] through December 31, 2006
Net asset value, beginning of period	$19.58	$19.40
Income from investment operations:
Net investment income	0.55	0.15
Net realized and unrealized gain (loss) on investments	(0.13)	0.25
Total income from investment operations	0.42	0.40
Less dividends and distributions to shareholders from:
Net investment income	(0.71)	(0.15)
Net realized gain on investments	—	(0.01)
Total dividends and distributions to shareholders	(0.71)	(0.16)
Offering costs charged to paid-in capital	0.00 [e]	(0.04)
Dilutive effect of common share offering	(0.02)	(0.02)
Net increase (decrease) in net assets	(0.31)	0.18
Net asset value, end of period	$19.27	$19.58
Market value, end of period	$18.35	$20.42
Total net asset value return[b,c]	2.04%	1.78%
Total market value return[b,c]	–6.78%	2.97%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$523.7	$504.5
Ratio of expenses to average daily net assets (before expense reduction)[d,f]	0.97%	0.98%
Ratio of expenses to average daily net assets (net of expense reduction)[d,f]	0.95%	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[d,f]	5.69%	7.07%
Ratio of net investment income to average daily net assets (net of expense reduction)[d,f]	5.71%	7.10%
Portfolio turnover rate	36%[b]	0%

a  Commencement of operations.

b  Not annualized.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

d  Annualized.

e  Less than $0.005.

f  Does not include expenses incurred by the closed-end funds of which the fund invests.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is to achieve high total return. The fund had no operations until October 12, 2006 when it sold 5,250 shares for $101,850 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on November 24, 2006.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and capital gain distributions are recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Capital gains received from investments are recorded as such in the Statement of Operations.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager, pursuant to an investment management agreement (the management agreement). Under the terms of the investment management agreement, the investment manager provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the fund.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager is also responsible, under the management agreement, for the performance of certain administrative functions for the fund. Additionally, the investment manager pays certain expenses of the fund, including administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the fund.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $416,455,303 and $167,503,666, respectively.

Note 4. Income Tax Information

As of June 30, 2007, the federal tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$530,940,875
Gross unrealized appreciation	$11,286,758
Gross unrealized depreciation	(15,576,107)
Net unrealized depreciation	$(4,289,349)

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

On November 24, 2006, the fund completed the initial public offering of 23,750,000 shares of common stock. Proceeds paid to the fund amounted to $459,800,000 after deduction of underwriting commissions and offering expenses of $15,200,000.

On December 18, 2006, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,720,000 after deduction of underwriting commissions and offering expenses of $1,280,000.

On January 5, 2007, the fund completed a subsequent offering of 1,282,342 shares of common stock. Proceeds paid to the fund amounted to $24,617,119 after deduction of $1,029,721 which represents underwriting

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

commissions, offering expenses and a reduction in the purchase price reflecting the payment of the fund's dividend, which was payable on December 29, 2006 to shareholders of record on December 26, 2006.

Additionally, the investment manager absorbed approximately $358,331 in offering expenses related to both the initial and subsequent offerings.

During the six months ended June 30, 2007 and the period November 24, 2006 (commencement of operations) through December 31, 2006, the fund issued 127,775 and 12,286 shares of common stock, respectively, for the reinvestment of dividends.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2007, Cohen & Steers Closed-End Opportunity Fund shareholders voted on the following proposals at the annual meeting held on April 19, 2007. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Authority Withheld
To elect Directors
Bonnie Cohen	26,116,501	466,382
Martin Cohen	26,120,804	462,079
George Grossman	26,116,212	466,671
Richard E. Kroon	26,110,592	472,291
Richard J. Norman	26,120,814	462,069
Frank K. Ross	26,116,891	465,992
Robert H. Steers	26,117,554	465,329
C. Edward Ward, Jr.	26,123,054	459,829
Willard H. Smith, Jr.	26,116,274	466,609

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2007) (Unaudited)

Based on Net Asset Value Since Inception (11/24/06)	Based on Market Value Since Inception (11/24/06)
3.86%	-5.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY FOCUS FUND

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

William F. Scapell
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

CLOSED-END
OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2007

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 29, 2007